Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 27th day of March, 2009, by and among:

(i) STATE AUTO FINANCIAL CORPORATION, an Ohio corporation, and its successors and assigns (the “Borrower”);

(ii) THE FINANCIAL INSTITUTIONS as signatory lender parties hereto and their successors and assigns (collectively, the “Lenders”, with each individually a “Lender”); and

(iii) KEYBANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent for the Lenders under the Credit Agreement (as defined below), and its successors and assigns (the “Administrative Agent”).

Recitals:

A. The Borrower, the Lenders, the Administrative Agent and certain other parties are the parties to that certain Credit Agreement dated as of July 12, 2007 (the “Credit Agreement”), pursuant to which, inter alia, the Lenders agreed, subject to the terms and conditions thereof, to advance Loans (as this and other capitalized terms used herein and not otherwise defined herein are defined in the Credit Agreement) to the Borrower.

B. As of the date hereof, the aggregate unpaid principal balance of the Revolving Loans is Zero Dollars ($-0-).

C. The Borrower has requested certain modifications to the Credit Agreement, and, subject to the terms and conditions of this First Amendment, the Lenders have agreed to grant such request.

Agreements:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the Borrower, the Lenders, and the Administrative Agent, intending to be legally bound, hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions of this First Amendment, including, without limitation, Paragraph 2, below:

(a) The definitions of “Alternate Base Rate”, “Applicable Rate”, “Consolidated Net Worth” and “Fiscal Quarter Increase” in Section 1.01 (Defined Terms) of the Credit Agreement are amended and restated in their entirety to provide, respectively, as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus one-half percent (0.50%), and (c) the Adjusted LIBO Rate for an Interest Period of one month beginning on such day (or if such day is not a Business Day, the most recent Business Day), plus one percent (1%). Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate will be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

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“Applicable Rate” means for any day from and after the First Amendment Effective Date:

(a) with respect to any Revolving Loan that is a Base Rate Loan, the applicable rate per annum set forth in the Pricing Schedule in the row opposite the caption “Base Rate Margin” and in the column corresponding to the “Pricing Level” that applies for such day;

(b) with respect to any Revolving Loan that is a Eurodollar Loan, the applicable rate per annum set forth in the Pricing Schedule in the row opposite the caption “Euro-Dollar Margin” and in the column corresponding to the “Pricing Level” that applies for such day; and

(c) with respect to the facility fees payable hereunder, the applicable rate per annum set forth in the Pricing Schedule in the row opposite the caption “Facility Fee Rate” and in the column corresponding to the “Pricing Level” that applies for such day.

In each case, the “Applicable Rate” will be based on the Borrower’s Pricing Rating (as defined in the Pricing Schedule) as of the relevant determination date; provided that at any time when an Event of Default has occurred and is continuing, such Applicable Rates will be those set forth in the Pricing Schedule as “Level V Pricing”.

*            *            *

“Consolidated Net Worth” means, as at any date of determination, the result of (a) all Consolidated Assets (after deducting all applicable reserves and excluding any re-appraisal or write-up of assets after the date of this Agreement) as of such date, (b) minus all Consolidated Liabilities as of such date, but, from and after the First Amendment Effective Date, and (c) as applicable, plus Accumulated Other Comprehensive Loss or minus Accumulated Other Comprehensive Income.

*            *            *

“Fiscal Quarter Increase” means, as to any Fiscal Quarter, the greater of (a) an amount equal to 30% of the Borrower’s Consolidated net, after tax earnings (determined in accordance with GAAP) for such Fiscal Quarter and (b) zero dollars ($0).

(b) The definition of “SAM Credit Agreement” in Section 1.01 (Defined Terms) of the Credit Agreement is deleted in its entirety

(c) The following new defined terms are added to Section 1.01 (Defined Terms) of the Credit Agreement in the appropriate alphabetical order:

“Accumulated Other Comprehensive Income” or “Accumulated Other Comprehensive Loss” means, as at any date of determination, the amount of Consolidated accumulated other comprehensive income (or loss), as applicable, of the Borrower and its Subsidiaries, as reflected on the balance sheet of the Borrower as of such date in accordance with GAAP.

*            *            *

“First Amendment Effective Date” has the meaning specified in the First Amendment to this Agreement dated as of March 27, 2009.

(d) Effective as of the First Amendment Effective Date (defined below), the aggregate amount of the Commitments shall be reduced permanently from $200,000,000 to $100,000,000, and the last sentence of the definition of “Commitment” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to provide: “The aggregate amount of the Commitments as of the First Amendment Effective Date is $100,000,000.”

(e) Section 2.13(a) (Interest) of the Credit Agreement is amended and restated in its entirety to provided as follows:

(a) The Loans comprising each Base Rate Borrowing shall bear interest for each day at the Alternate Base Rate, plus the Applicable Rate.

(f) Clause (i)(B) of Section 2.13(d) (Interest) of the Credit Agreement is amended and restated in its entirety to provided as follows:

(B) in the case of any other amount, 2% plus the Alternate Base Rate, plus the Applicable Rate for Base Rate Loans;

(g) Clause (viii) of Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions) is amended and restated in its entirety to provide as follows:

(viii) loans advanced by the Borrower and its Material Subsidiaries to State Auto Mutual and its subsidiaries (that are not the Borrower or its Subsidiaries) so long as the aggregate unpaid principal balance of all such loans under this clause (viii) does not at any time exceed $75,000,000.

(h) Section 6.12 (Consolidated Net Worth) is amended and restated in its entirety to provide as follows:

Section 6.12. Consolidated Net Worth. The Borrower shall not permit its Consolidated Net Worth (a) as of the end of the Fiscal Quarter ending December 31, 2008, to be less than $720,619,575, (b) as of the end of the Fiscal Quarter ending March 31, 2009, to be less than $675,000,000 and (c) as of the end of any Fiscal Quarter thereafter, to be less than an amount equal to (i) the Minimum Net Worth for the immediately preceding Fiscal Quarter, plus (ii) the Fiscal Quarter Increase for such immediately preceding Fiscal Quarter.

(i) The following words and phrase references are deleted from clause (g) of Article 7 of the Credit Agreement: “(i) an “Event of Default” occurs under the SAM Credit Agreement or (ii)”.

(j) The existing Pricing Schedule is deleted and replaced in its entirety by the first amended and restated the Pricing Schedule attached as Attachment 1 hereto, which hereby replaces the existing Pricing Schedule to the Credit Agreement.

(k) The amount of each Lender’s Commitment as of the First Amendment Effective Date is set forth on the amended and restated Schedule 2.01 attached as Attachment 2 hereto, which hereby replaces the existing Schedule 2.01 to the Credit Agreement.

2. Amendment Effective Date; Conditions Precedent. The amendments set forth in Paragraph 1, above, shall not be effective unless and until the date on which all of the following conditions precedent have been satisfied (such date of effectiveness being the “First Amendment Effective Date”):

(a) Officer’s Certificate. On the date hereof and on the First Amendment Effective Date, in each case after giving effect to the amendments set forth in Paragraph 1, above, (i) there shall exist no Default, and a Financial Officer or other executive officer of the Borrower, on behalf of the Borrower, shall have delivered to the Administrative Agent written confirmation thereof dated as of the date hereof and the First Amendment Effective Date, and (ii) the representations and warranties of the Borrower under Article 3 of the Credit Agreement shall have been reaffirmed in writing as being true and correct in all material respects as of the date hereof and the First Amendment Effective Date (unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).

(b) First Amendment. The Administrative Agent (or the Special Counsel) shall have received from the Borrower and the Required Lenders either (i) a counterpart of this First Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or email transmission of a signed signature page of this First Amendment) that such party has signed a counterpart of this First Amendment.

(c) Corporate Authorization. The Borrower shall have delivered to the Administrative Agent a copy, certified by its Secretary or Assistant Secretary, of its Board of Directors’ resolutions authorizing the execution and delivery of this First Amendment and the transactions contemplated hereby.

(d) Amendment Fees. The Borrower shall have deposited with the Administrative Agent, for the account of each Lender that enters into to this First Amendment, by delivery of a signature page at or prior to the time specified by the Administrative Agent, in immediately available funds, an amendment fee equal to one-fourth of one percent (0.250%) of an amount equal to such Lender’s Commitment, as reduced pursuant to Paragraph 1, above.

(e) Arranger Fees; Agent Expenses. The Borrower shall have paid or caused to be paid to (i) KeyBank National Association, in its capacity as lead arranger, for its own account, the fee payable pursuant to the fee letter agreement dated March 16, 2009 and (ii) the Administrative Agent all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of the Special Counsel) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document or under said fee letter agreement.

(f) SAM Credit Agreement. State Auto Mutual shall have terminated in full all of the “Commitments” under the SAM Credit Agreement pursuant to Section 2.08 thereof and shall have paid and satisfied in full, in immediately available funds, all principal, interest, fees and other obligations owing thereunder; and the SAM Credit Agreement shall have been cancelled and terminated.

(g) Legal Matters. All legal matters incident to this First Amendment and the consummation of the transactions contemplated hereby shall be reasonably satisfactory to Squire, Sanders & Dempsey L.L.P., Cleveland, Ohio, special counsel to the Administrative Agent (the “Special Counsel”).

Notwithstanding the foregoing, if the First Amendment Effective Date has not occurred on or before April 15, 2009, this First Amendment (other than Paragraphs 4 and 5 hereof, which shall be and remain effective in any event) shall not become effective and shall be deemed of no further force and effect.

3. No Modifications. Except as expressly provided in this First Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.

4. Confirmation of Obligations; Release.

(a) The Borrower hereby confirms that the Borrower is indebted to the Lenders for the Loans in the amounts and as of the date set forth in Recital B, above, and is also obligated to the Lenders in respect of other obligations as set forth in the Credit Agreement and the other Loan Documents. The Borrower further acknowledges and agrees that as of the date hereof, it has no claim, defense or set-off right against any Lender or the Administrative Agent of any nature whatsoever, whether sounding in tort, contract or otherwise, and has no claim, defense or set-off of any nature whatsoever to the enforcement by any Lender or the Administrative Agent of the full amount of the Loans and other obligations of the Borrower under the Credit Agreement and the other Loan Documents.

(b) Notwithstanding the foregoing, to the extent that any claim, cause of action, defense or set-off against any Lender or the Administrative Agent or their enforcement of the Credit Agreement, any note, or any other Loan Document, of any nature whatsoever, known or unknown, fixed or contingent, does nonetheless exist or may exist on the date hereof, in consideration of the Lenders’ and the Administrative Agent’s entering into this First Amendment, the Borrower irrevocably and unconditionally waives and releases fully each and every such claim, cause of action, defense and set-off which exists or may exist on the date hereof.

5. Administrative Agent’s Expense. The Borrower agrees to reimburse the Administrative Agent promptly for its reasonable documented out-of-pocket costs and expenses incurred in connection with this First Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of the Special Counsel.

6. Governing Law; Binding Effect. This First Amendment shall be governed by and construed in accordance with the laws of the State of Ohio and shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors and assigns.

7. Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this First Amendment by delivering by facsimile or email transmission a signature page of this First Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this First Amendment.

8. Miscellaneous.

(a) Upon the effectiveness of this First Amendment, this First Amendment shall be a Loan Document.

(b) The invalidity, illegality, or unenforceability of any provision in or Obligation under this First Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this First Amendment or of such provision or obligation in any other jurisdiction.

(c) This First Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties. Neither the provisions of this First Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party’s counsel drafted this First Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this First Amendment and all other agreements and documents executed in connection herewith and therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this First Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

9. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS FIRST AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, THE OTHER

LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.

[No additional provisions are on this page; the page next following is the signature page.]

IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have hereunto set their hands as of the date first above written.

BORROWER

STATE AUTO FINANCIAL CORPORATION

By:	/s/ Steven E. English
Steven E. English
Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION, as
Administrative Agent, Swingline Lender and Lender

By:	/s/ Mary K. Young
Mary K. Young
Senior Vice President

OTHER LENDERS

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Thomas A. Kiepura
Name:	Thomas A. Kiepura
Title:	Vice President

[Lender Signatures Continued]

NATIONAL CITY BANK,
as Lender

By:	/s/ Michael Kelley
Name:	Michael Kelley
Title: Senior Vice President

FIFTH THIRD BANK, as Lender

By:	/s/ Ryan D. Burgess
Name:	Ryan D. Burgess
Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK, as Lender

By:	/s/ Jeff D. Blendick
Name:	Jeff D. Blendick
Title:	Vice President

COMERICA BANK, as Lender

By:	/s/ Brandon Welling
Name:	Brandon Welling
Title:	Account Officer

U.S. BANK NATIONAL ASSOCIATION as Lender

By:	/s/ Patrick McGraw
Name:	Patrick McGraw
Title:	Vice President

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